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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 21, 2001
                        (Date of earliest event reported)


                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



          Oklahoma                   1-2572                     73-1520922
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events
-------           ------------

                  Oklahoma Natural Gas Company (ONG) announced that it will ask the Oklahoma Supreme Court to overturn an Oklahoma Corporation Commission order that unfairly denies the company the right to collect $34.6 million in outstanding gas costs incurred to serve customers last winter. That order was formally signed and issued by the commission on November 20, 2001. ONG, a division of Tulsa-based ONEOK, Inc., is requesting that the regulatory body postpone enforcing the order while the company makes its appeal to the Oklahoma Supreme Court. ONEOK is assessing the potential impact of the commission's order on the company's earnings.

Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

99.a              Press Release Issued by ONEOK, Inc. dated November 20, 2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 21st day of November 2001.

                                                      ONEOK, Inc.

                                     By:   /s/ Jim Kneale
                                          --------------------------------------
                                           Jim Kneale
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer
                                           (Principal Financial Officer)

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